COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Columbia High Yield Fund, Variable Series

(the “Fund”)

Supplement dated October 27, 2010 to

the Fund’s Statement of Additional Information dated April 29, 2010

Effective at the open of business on October 27, 2010 (the “Effective Date”), MacKay Shields LLC (“MacKay Shields”) will no longer serve as the subadviser to the Fund. On the Effective Date, Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, will assume day-to-day management responsibility for the Fund’s assets.

1. Glossary. In the section entitled “Glossary”, the definition of MacKay Shields is replaced in its entirety with the following:

MacKay Shields LLC, formerly the investment subadviser to High Yield Fund VS

2. Portfolio Manager Information. On the Effective Date the following changes are made to the section entitled “Investment Advisory and Other Services—The Advisor and Investment Advisory Services”:

•	The table in the sub-section entitled “—Portfolio Manager(s) of the Advisor” is modified by adding the following row:

Portfolio Manager	Fund
Brian Lavin, CFA	High Yield Fund VS

•

The following is added as the last paragraph under the heading “Investment Advisory and Other Services—The Advisor and Investment Advisory Services—Portfolio Manager(s)—Compensation—Compensation of Legacy RiverSource Investments Portfolio Managers”:

For Mr. Lavin, the annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the Adviser has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team.

•

The following is added to the sub-section entitled “Investment Advisory and Other Services—The Advisor and Investment Advisory Services—Portfolio Manager(s)—Other Accounts Managed by the Portfolio Managers”:

Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
High Yield Fund VS	Brian Lavin, CFA[x]	13 RICs	$10,213 million	None	None
		1 PIV	$10.48 million
		3 other accounts	$684.84 million

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
X	Information provided as of August 31, 2010.

3. Other Information Relating to MacKay Shields. Disclosure relating to MacKay Shields is modified to reflect the subadviser’s termination as of the Effective Date. The sections entitled “Investment Advisory and Other Services—The Subadvisor(s) and Investment Subadvisory Services—MacKay Shields—Services Provided”, “—MacKay Shields Portfolio Manager(s)”, “—Compensation”, “—Other Accounts”, “Ownership of Securities”, and “MacKay Shields Portfolio Managers and Potential Conflicts of Interest” are hereby deleted. In addition, MacKay Shields’ Proxy Voting Policies and Procedures are removed from Appendix B.

Shareholders should retain this Supplement for future reference.

C-1531-2 A (10/10)